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                           ING INVESTMENT FUNDS, INC.
                               ING MagnaCap Fund

                        Supplement dated January 9, 2004
                       to the ING Investment Funds, Inc.
                   Statement of Additional Information (SAI)
                            Dated September 30, 2003


           Effective immediately, the amount the ING MagnaCap Fund may invest in certain foreign securities has been raised from 5% to 20%. To reflect this change, footnote (3)(pg. 54) to the table on pages 51-53 of the SAI is amended as below:


           (3) The Equity and Bond Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest up to 20% of their total assets in securities of foreign issuers, of which 10% of the total assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap Fund may invest up to 20% of its total net assets in certain foreign securities (including ADRs). MidCap Value and SmallCap Value Funds may invest up to 20% of their net assets in securities of foreign issuers.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE